PROSPECTUS SUPPLEMENT DATED APRIL 2, 2001


This Supplement updates certain information contained in the Kelmoore Strategy Variable Annuity prospectus dated November 15, 2000 issued by Fortis Benefits
Insurance Company. Please read this Supplement carefully. You should attach this Supplement to the applicable product prospectus referred to above and retain it for future reference.

Effective April 1, 2001, Fortis Benefits contracted the administrative servicing of the contracts to Hartford
Life and Annuity Insurance Company ("Hartford L&A"), a subsidiary of The Hartford Financial Services Group
("Hartford"). Although Fortis Benefits remains responsible for all contract terms and conditions, Hartford L&A is responsible for servicing the contracts, including claims administration, oversight of investment management and overall contract administration. This was part of a larger transaction whereby Hartford L&A reinsured all of the individual life insurance and annuity business of Fortis Benefits.

Additionally, Hartford acquired the principal underwriter of the contracts, Fortis Investors, Inc.
As a part of the transaction Fortis Investors, Inc. is changing its name to Woodbury Financial Services, Inc.












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